UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)
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***Exercise Your Right to Vote***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 24, 2018

NOBLE ENERGY, INC ATTN: COMPANY SECRETARY 1001 NOBLE ENERGY WAY HOUSTON, TX 77070	Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 23, 2018
Date: April 24, 2018 Time: 9:30 A.M. CT
Location: The St. Regis Houston
1919 Briar Oaks Lane
Houston, Texas 77027

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT
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following page) and visit: www.proxyvote.com.
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— How To Vote —
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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the à XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

	Voting Items
	The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.

1.	To elect the nine nominees as members of the Board of Directors of the Company.	2.	To ratify the appointment of the independent auditor by the Company's Audit Committee.

	Nominees	3.	To approve, in an advisory vote, executive compensation.
	1a. Jeffrey L. Berenson

	1b. Michael A. Cawley	The Board of Directors recommends you vote AGAINST Proposal 4.

	1c. Edward F. Cox
		4.	To consider a shareholder proposal requesting a published assessment of various climate change scenarios on our portfolio.
	1d. James E. Craddock

	1e. Thomas J. Edelman

	1f. Holli C. Ladhani
		NOTE: To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.
	1g. David L. Stover

	1h. Scott D. Urban

	1i. William T. Van Kleef